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                            PLACEMENT AGENT AGREEMENT

This agreement (the "Agreement"), made as of this 17th day of April, 2006, by and between Manaris Corporation, a Nevada corporation, (the "Company"), with its principal place of business at 1155 Rene-Levesque Blvd. West Suite 2720, Montreal A8 H3B 2K8 and MIDTOWN PARTNERS & CO., LLC, (the "Placement Agent", "Midtown" or "Midtown Partners), a Florida limited liability company, with its principal place of business at 4902 Eisenhower Boulevard, Suite 185, Tampa, Florida 33634, confirms the understanding and agreement between the Company and the Placement Agent as follows:

                                    SECTION I

         The Company hereby engages the Placement Agent as the Company's exclusive placement agent in connection with a proposed private placement in the United States (the "Offering") of up to five million dollars (US$5,000,000) of the Company's securities (the "Financing"). The Offering will be made to solely "accredited investors" (the "Accredited Investors"), as such term is defined in Rule 501(a) of Regulation D ("Regulation D") promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to an exemption from registration under applicable federal and state securities laws available under Rule 506 of Regulation D and in accordance with the terms of this Agreement. The terms and conditions of the Financing shall be similar to those terms and provisions as attached in Exhibit A hereto subject to a final term Sheet to be set forth at a later date to be approved by the Company. The Placement Agent hereby accepts such engagement upon the terms and conditions set forth in this Agreement. This Agreement shall not give rise to any commitment or obligation by the Placement Agent to purchase any of the Financing or, except as set forth herein, to find purchasers for the Financing.

      The Placement Agent shall provide the following services (the "Services"):

      (a) Advise the Company with regard to the size of the Offering and the structure and terms of the Financing in light of the current market environment;

      (b) Assist the Company in identifying and evaluating prospective qualified Accredited Investors;

      (c) Approach such investors on a "best efforts basis" regarding an investment in the Company; and

      (d) Work with the Company to develop a negotiating strategy and assist with the negotiations with such potential investors.

      In connection with the Placement Agent providing the Services, the Company agrees to keep the Placement Agent up to date and apprised of all material business, market and legal developments related to the Company and its operations and management. The Placement Agent shall devote such time and effort, as it deems commercially reasonable under the circumstances in rendering the Services. The Placement Agent shall not provide any work that is in the ordinary purview of a certified public accountant. The Placement Agent cannot guarantee results on behalf of the Company, but shall pursue all avenues that it deems reasonable through its network of contacts.

                                   SECTION II

      The Placement Agent, its affiliates and any person acting on its or their behalf hereby represent, warrant and agree as follows (the "Placement Agent Parties"):

      (a) The Financing offered and sold by the Placement Agent have been and will be offered and sold in compliance with all federal and state securities laws and regulations governing the registration and conduct of broker-dealers, and each Placement Agent Party making an offer or sale of Financing was or will be, at the time of any such offer or sale, registered as a broker-dealer pursuant to Section 15(b) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and under the laws of each applicable state of the United States (unless exempted from the respective state's broker-dealer registration requirements), and in good standing with the National Association of Securities Dealers, Inc.

      (b) The Financing offered and sold by the Placement Agent have been and will be offered and sold only to Accredited Investors in accordance with Rule 506 of Regulation D and applicable state securities laws; provided, however, the Company shall make all necessary filings under Rule 503 of Regulation D and such similar notice filings under applicable state securities laws. The Placement Agent Parties represent and warrant that they have reasonable grounds to believe and do believe that each person to whom a sale, offer or solicitation of an offer to purchase Financing was or will be made was and is an Accredited Investor. Prior to the sale and delivery of a Financing to any such investor, the Placement Agent Parties will obtain an executed subscription agreement and an executed investors' rights agreement in the form agreed upon by the Company and the Placement Agent (the "Subscription Documents").

      (c) In connection with the offers and sales of the Financing, the Placement Agent Parties have not and will not

      (1) Offer or sell, or solicit any offer to buy, any Financing by any form of "general solicitation" or "general advertising", as such terms are used in Regulation D, or in any manner involving a public offering within the meaning of
Section 4(2) of the Securities Act;

      (2) Use any written material other than the term sheet, that will be approved by the Company at a later date, and the Placement Agent, a copy of which is attached hereto as Exhibit A, and the Subscription Documents, and shall only rely upon and communicate information that is publicly available regarding the Company to any potential investors (without limiting the foregoing, none of the Placement Agent Parties is authorized to make any representation or warranty to any offeree concerning the Company or an investment in the Financing); or

      (3) Take any action that would constitute a violation of Regulation M under the Exchange Act.

      (d) The Placement Agent shall cause each affiliate or each party acting on its or their behalf with whom they enter into contractual arrangements relating to the offer and sale of any Financing to agree, for the benefit of the Company, to the same provisions contained in this Agreement.

                                   SECTION III

During the Term (as defined below), the Placement Agent is hereby retained by the Company to make limited introductions on a best efforts basis to provide financing for the Company in an amount and form to be mutually determined by the Company and the Placement Agent.

                                   SECTION IV

      The Company hereby represents, warrants and agrees as follows:

      (a) This Agreement has been authorized, executed and delivered by the Company and, when executed by the Placement Agent will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

      (b) The offer and sale of the Financing, the Shares, and the Warrants, as defined in Exhibit A shall be exempt from registration under the Securities Act, and will comply, in all material respects with the requirements of Rule 506 of Regulation D promulgated under the Securities Act and any applicable state securities laws. No documents prepared by the Company in connection with the Offering, or any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (c) The financial statements, audited and unaudited (including the notes thereto), included in the Company's latest annual information form and subsequent quarterly reports (the "Financial Statements"), present fairly the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified. Such Financial Statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise stated therein.

      (d) No federal, state or foreign governmental agency has issued any order preventing or suspending the Offering.

      (e) The Company is a Nevada corporation organized, existing and with active status under the laws of Nevada, with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as now conducted. The Company has all power, authority, authorization and approvals as may be required to enter into this Agreement and each of the Subscription Documents, and to carry out the provisions and conditions hereof and thereof, and to issue and sell the Financing, the Shares, and Warrants.

      (f) The Financing, the Shares, the Warrants, and common shares issuable upon exercise of the Warrants (the "Warrant Shares"), have all been authorized for issuance and sale pursuant to the Subscription Documents, and when issued and delivered by the Company against payment therefore in accordance with the terms of the Subscription Documents, will be validly issued and fully paid and non-assessable.

      (g) With the exception of any approvals required by the Securities and Exchange Commission related to the Offering, no further approval or authorization of any shareholder of the Company, its Board of Directors or other person or group is required for the issuance and sale of the Financing, the Shares, the Warrants or the Warrant Shares.

      (h) Since the latest unaudited financial statements there has not been any
(A) material adverse change in the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, (B) transaction that is material to the Company, except transactions in the ordinary course of business, (C) obligation that is material to the Company, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business, (D) change that is material to the Company or in the common shares or outstanding indebtedness of the Company, or (E) dividend or distribution of any kind declared, paid, or made in respect of the common shares.

                                    SECTION V

      The parties agree that the close of the Offering (the "Closing") shall be subject to the satisfaction of the following conditions, unless expressly waived in writing by the parties:

      (a) The Offering shall not be subject to any regulatory or judicial proceeding questioning or reviewing its effectiveness for the purpose of offering the Financing for sale and issuance.

      (b) The Company shall deliver a certificate of an officer of the Company dated as of the Closing that affirms the accuracy of the representations and warranties contained in Section IV hereof.

      (c) The Placement Agent shall have received an opinion of counsel to the Company, dated as of the Closing, that the Financing offered and sold in compliance with this Agreement are not required to be registered under the Securities Act.

      (d) The Company shall have paid, or made arrangements satisfactory to the Placement Agent for the payment of, all such expenses as required by Section VIII below.

      (e) The Placement Agent and the Company shall have finalized and agreed to the form of the warrant agreement and registration rights agreement referred to in Section VIII below.

                                   SECTION VI

      (a) The term of this Agreement shall commence on the date first written above and shall expire the earlier of thirty (30) days after the date the Company (1) provides the Placement Agent with requested due diligence materials and (2) the Company and the Placement Agent mutually agree that information documents (including, but not limited to: a business plan; executive summary; three-year historical income statement, statement of cash flows, and balance sheet; five-year projected financial statements; use of proceeds statement; investor presentation; valuation analysis), to be provided and approved by the Company, are ready for presentation to the Placement Agent's network of potential financing sources or the closing of the Offering, unless terminated in accordance with the provisions set forth below, or extended by the mutual written consent of the parties hereto (the "Term"). This Agreement may be terminated only:

      (1) By either party for any reason at any time upon thirty (30) days' prior written notice; or

      (2) By the Placement Agent upon default in the payment of any amounts due to the Placement Agent pursuant to this Agreement, if such default continues for more than fifteen (15) days following receipt by the Company from the Placement Agent of written notice of such default and demand for payment.

      (a) In the event of termination, the Placement Agent shall be immediately paid in full on all items of compensation and expenses (including any amounts deferred) payable to the Placement Agent pursuant hereto, as of the date of termination.

      (b) The Placement Agent Fee or Financing Fee shall become due and payable to PLACEMENT AGENT upon the date that the Company receives the proceeds of the financing from the party providing the financing. A Placement Agent Fee shall also be payable with respect to any Qualified Offering or any subsequent Qualified Financing accepted and received by Company within twelve (12) months after the termination or expiration of this Agreement, by any party or source of funding introduced or facilitated by PLACEMENT AGENT to Company; or

      (3) By mutual agreement of the parties.

                                   SECTION VII

      If at any time during the twelve (12) months following the termination of this Agreement the Company conducts a Qualified Offering, the Placement Agent shall (1) be entitled to receive commissions and fees for subscriptions received or solicited by the Placement Agent for the Company's securities pursuant to the terms and conditions of this Agreement, and (2) be entitled to the compensation and fees as set forth in Section VIII of this Agreement for any Qualified Financing received by the Company. Any compensation or fees paid pursuant to
Section VIII below shall relate only to the securities initially issued by the Company and not the underlying securities, unless otherwise agreed to by the Company.

      "Qualified Offering" shall mean any securities issued by the Company, other than: (1) the Units, the Warrants, the Shares or the common shares underlying the Warrants issued pursuant to the terms and conditions of the Offering; (2) common shares, options or other rights to purchase common shares issued or granted to employees, officers, directors and consultants of the Company pursuant to one or more employee stock plans or agreements approved by the Company's board of directors; (3) securities of the Company issued or issuable to financial institutions or lessors in connection with real estate leases, commercial credit arrangements, equipment financings or similar transactions approved by the Company's board of directors, including, but not limited to, equipment leases or bank lines of credit; (4) securities issued as a dividend or distribution on, or in connection with a split of or recapitalization of, any of the capital stock of the Company; (5) securities issued by the Company pursuant to strategic partnership, joint venture or other similar arrangements approved by the Company's board of directors where the primary purpose of the arrangement is not to raise capital; (6) securities of the Company issued pursuant to a registration statement filed by the Company under the Securities Act; (7) securities issued by the Company pursuant to an acquisition of another corporation or other entity by the Corporation by merger, purchase of all or substantially all of the capital stock or assets, or other reorganization; or (8) securities of the Company issued pursuant to currently outstanding options, warrants or other rights to acquire securities of the Company.

      "Qualified Financing" shall mean an investment from a person after the termination of this Agreement that directly results from the Placement Agent's performance of the Services hereunder during the Term of this Agreement (for the avoidance of doubt this shall mean any solicitation of a potential investor or an introduction of a potential investor to the Company by the Placement Agent related to the Offering during the Term of this Agreement). The Placement Agent agrees to provide to the Company within ten (10) days after the termination of this Agreement (the "Delivery Deadline") a list of all persons solicited on behalf of the Company or introduced to the Company by the Placement Agent related to the Offering (the "Solicitation List") to assist the parties in making a later determination as to whether a Qualified Financing has occurred. If the Solicitation List is not provided to the Company prior to the expiration of the Delivery Deadline, the Company's obligation to pay any commissions or fees related to a Qualified Financing pursuant to this Section VII shall immediately terminate. For purposes of this Agreement, receipt of Qualified Financing shall be deemed to be received by the Company on the date that a definitive agreement regarding the Qualified Financing is executed by the Company and the party providing such financing. The compensation or fees shall become payable to the Placement Agent upon the date that the Company receives the proceeds of the Qualified Financing.

      Notwithstanding anything to the contrary, if the Company conducts a Qualified Offering during the twelve (12) months following the termination of this Agreement, it shall not be obligated to accept any subscriptions received by the Placement Agent or any Qualified Financing by virtue of this Section VII and the Company reserves the right to accept or reject any such subscriptions or Qualified Financing in whole or in part.

                                  SECTION VIII

In consideration for the performance of the Services hereunder, the Company hereby agrees to pay to the Placement Agent such fees ("The Placement Agent Fee or the Financing Fee") as outlined below:

      (a) If the Placement Agent receives subscriptions for Financing as a part of the Offering (the "Placement Agent Investors"), the Company shall:

      1) Pay to the Placement Agent in US dollars via wire from the attorney's escrow at closing an amount equal to nine percent (9%) of the principal amount of the Financing purchased by the Placement Agent Investors (the "Financing Fee") for the first up to three million dollars ($3m), seven percent (7%) thereafter and pay to the Placement Agent nine percent (9%) on the execution of any Warrants purchased by the Investors.

      2) On each closing date of a Financing on which aggregate consideration is paid or becomes payable to the Company for its Equity Securities, the Company shall issue to the Placement Agent or its permitted assigns warrants (the "Warrants") to purchase such number of shares of the common stock of the Company equal to eight and one quarter percent (8 1/4%) of the aggregate number of shares of common stock of the Company issued and issuable by the Company under and in connection with the Financings. The Warrants shall have a five (5) year term and shall provide for cashless exercise (even if the Purchasers do not have such right), if the Warrants are not registered within one year of Closing, and have terms and conditions identical to the Warrants purchased by the Purchasers, including, without limitation, anti-dilution and full ratchet provisions to take into account any issuance of additional shares of common stock as a result of an adjustment to the Securities or the shares of common stock underlying the Securities. The Warrants shall be exercisable after the date of issuance and shall expire five (5) years after the date of issuance, unless otherwise extended by the Company. The Warrants shall include anti-dilution protection, including protection against issuances of securities at prices (or with exercise prices, in the case of warrants, options or rights) below the exercise price of the Warrants. The Warrants shall not be callable or redeemable. The Warrants shall also piggyback registration rights. The Warrants shall be transferable within MIDTOWN PARTNERS, at the Placement Agent's discretion.

      An escrow with a third party agent approved by the parties hereto will be used for each closing to which the Placement Agent shall be a party. All consideration due the Placement Agent shall be paid to the Placement Agent directly there from.

      3) Cause its affiliates to, pay to the Placement Agent all compensation described in this Section VIII with respect to all Securities sold to a purchaser or purchasers at any time prior to the expiration of thirty-six (36) months after the expiration of this Agreement (the "Tail Period") if (i) such purchaser or purchasers were identified to the Company by the Placement Agent during the Term authorized, (ii) the Placement Agent advised the Company with respect to such purchaser or purchasers during the Term authorized or (iii) the Company or the Placement Agent had discussions with such purchaser or purchasers during the Term authorized.

      4) The Company agrees to pay one percent (1%) of the principal amount of the Offering purchased by the Placement Agent Investors (the "Non-accountable Fee") which will be used to pay Placement Agent expenses including fees such as its legal fees, entertainment expenses, travel, etc.

      (a) It is acknowledged and agreed that the Company shall bear all costs and expenses incident to the issuance, offer, sale and delivery of the Financing. These costs and expenses will include but are not limited to state "Blue Sky" fees, legal fees, printing costs, travel costs, mailing, couriers, personal background checks, and other expenses incidental to the advancement and completion of the Offering. Full payment of Placement Agent's expenses shall be made in same day funds at the Closing or, if the Offering is terminated for any reason, within ten (10) days of receipt by the Company of a written request from the Placement Agent for reimbursement of expenses, including documentation therefore satisfactory to the Company.

      5) Subject to the other requirements set forth in this Agreement, the Placement Agent may introduce investors to the Offering directly or through other NASD member broker-dealers. If the Placement Agent utilizes any intermediaries, the Placement Agent shall be the Company's point of contact, not the intermediary, and the Placement Agent, not the Company, shall be responsible for any compensation arrangement with the intermediary. The Company's sole compensation arrangement, responsibility and obligation are with the Placement Agent. The Placement Agent will disclose the identity and compensation arrangements with all of its intermediaries in order to allow the Company to adequately disclose such arrangements, where necessary.

                                   SECTION IX


      The Company agrees to indemnify the Placement Agent and hold it harmless against any losses, claims, damages or liabilities incurred by the Placement Agent, in connection with, or relating in any manner, directly or indirectly, to the Placement Agent rendering the Services in accordance with the Agreement, unless it is determined by a court of competent jurisdiction that such losses, claims, damages or liabilities arose out of the Placement Agent's breach of this Agreement, sole negligence, gross negligence, willful misconduct, dishonesty, fraud or violation of any applicable law. Additionally, the Company agrees to reimburse the Placement Agent immediately for any and all expenses, including, without limitation, attorney fees, incurred by the Placement Agent in connection with investigating, preparing to defend or defending, or otherwise being involved in, any lawsuits, claims or other proceedings arising out of or in connection with or relating in any manner, directly or indirectly, to the rendering of any Services by the Placement Agent in accordance with the Agreement (as defendant, nonparty, or in any other capacity other than as a plaintiff, including, without limitation, as a party in an interpleader action); provided, however, that in the event a determination is made by a court of competent  jurisdiction  that the losses,  claims,  damages or  liability  arose primarily out of the Placement Agent's breach of this Agreement, sole negligence, gross negligence, willful misconduct, dishonesty, fraud or any violation of any applicable law, the Placement Agent will remit to the Company any amounts for which it had been reimbursed under this paragraph. The Company further agrees that the indemnification and reimbursement commitments set forth in this paragraph shall extend to any controlling person, strategic alliance, partner, member, shareholder, director, officer, employee, agent or subcontractor of the Placement Agent and their heirs, legal representatives, successors and assigns.

      The Placement Agent agrees to indemnify the Company and to hold it harmless against any losses, claims, damages or liabilities incurred by any of them, in connection with, or relating in any manner, to the gross negligence, willful misconduct, dishonesty, fraud or violation of any applicable law (a "Claim Against the Placement Agent"). Additionally, the Placement Agent agrees to reimburse the Company immediately for any and all expenses, including, without limitation, attorney fees, incurred by the Company in connection with investigating, preparing to defend or defending, or otherwise being involved in, any lawsuits, claims or other proceedings arising out of or in connection with or relating in any manner, directly or indirectly, to a Claim Against the Placement Agent; provided, however, that in the event a determination is made by a court of competent jurisdiction that the losses, claims, damages or liability arose primarily out of the Company's breach of this Agreement, sole negligence, gross negligence, willful misconduct, dishonesty, fraud or any violation of any applicable law, the Company will remit to the Placement Agent any amounts for which it had been reimbursed under this paragraph. The Placement Agent further agrees that the indemnification and reimbursement commitments set forth in this paragraph shall extend to any controlling person, strategic alliance, partner, member, shareholder, director, officer, employee, agent or subcontractor of the Company and their heirs, legal representatives, successors and assigns.

      The provisions set forth in this Section IX shall survive any termination of this Agreement.

                                   SECTION X

All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by facsimile transmission or the fifth calendar day after being mailed by registered or certified mail, return receipt requested, postage prepaid, to the addresses herein above first mentioned or to such other address as any party hereto shall designate to the other for such purpose manner herein set forth.

                                   SECTION XI

Governing Law. The subject matter of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida (without reference to its choice of law principles), and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted. EACH PARTY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS AGREEMENT, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM. AS A MATERIAL INDUCEMENT FOR THIS AGREEMENT, EACH PARTY SPECIFICALLY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY ISSUES SO TRIABLE. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the prevailing party may be awarded reasonable attorneys fees, expenses and costs.

      Confidentiality. The Placement Agent may acquire certain non-public information respecting the business of the Company in connection with the performance of services hereunder, including information, which is reasonably understood to be proprietary or confidential in nature (collectively, "Confidential Information"). The Placement Agent hereby agrees that all Confidential Information shall be kept strictly confidential by the Placement Agent and its affiliates, members, partners, shareholders, managers, directors, officers, employees, advisors, agents, and controlling persons (collectively, "Representatives"), except that Confidential Information or portions thereof may be disclosed to Representatives who need to know such information for the purpose of enabling the Placement Agent to perform services hereunder (it being understood that prior to such disclosure, such Representative will be informed by the Placement Agent of the confidential nature of such Confidential Information and shall agree to be bound by this Agreement). The Placement Agent shall be responsible for any breach of this provision by any of its Representatives. For purposes hereof, Confidential Information shall not include any information which (i) at the time of disclosure or thereafter is or becomes generally known by the public (other than as a result of its disclosure by the Placement Agent or its Representatives), (ii) was or becomes available to the Placement Agent on a non-confidential basis from a person who is not subject to a confidentiality agreement concerning that information, or (iii) is required by law to be disclosed by the Placement Agent (provided that if such disclosure is required by order of a court or administrative agency, the Placement Agent shall notify the Company as soon as possible so that the Company may seek a protective order).

      Assignments and Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The rights and obligations of the parties under this Agreement may not be assigned or delegated without the prior written consent of both parties, and any purported assignment without such written consent shall be null and void.

      Modification and Waiver. Only an instrument in writing executed by the parties hereto may amend this Agreement. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or any other nature.

      Construction. The captions used in this Agreement are provided for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

      Facsimile Signatures. Facsimile transmission of any signed original document, and re-transmission of any signed facsimile transmission, shall be the same as delivery of an original. At the request of either party, the parties shall confirm facsimile transmitted signatures by signing an original document. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

      Severability. If any provision of this Agreement shall be invalid or unenforceable in any respect for any reason, the validity and enforceability of any such provision in any other respect, and of the remaining provisions of this Agreement, shall not be in any way impaired.

      Exclusive. Midtown acknowledges and agrees that it is being granted exclusive rights with respect to the Services to be provided to the Company and the Company is not free to engage other parties to provide services similar to those being provided by Midtown hereunder without the prior written consent of Midtown.

      Non-Circumvention. The Company hereby irrevocably agrees not to circumvent, avoid, bypass, or obviate, directly or indirectly, the intent of this Agreement. The Company agrees not to accept any business opportunity from any third party to whom PLACEMENT AGENT introduces to the Company without the consent of PLACEMENT AGENT, unless for each business opportunity accepted by the Company from a third party introduced by PLACEMENT AGENT, the Company remits a term sheet and then a contract which defines a mutually agreeable compensation structure for PLACEMENT AGENT. In addition, the Company shall not work with, negotiate with or enter into any equity linked financing whatsoever with any Investor, Consultant or Placement Agent without Midtown's prior written consent. If the Company raises capital through in any equity offering or sale or equity linked instrument while engaged with Midtown as the exclusive Placement Agent, the Company shall pay to Midtown all of its fees in Section VIII, even if the Placement Agent has provided no assistance whatsoever in raising such capital.

      Survivability. Neither the termination of this Agreement nor the completion of any services to be provided by the Placement Agent hereunder, shall affect the provisions of this Agreement that shall remain operative and in full force and effect.

      Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter of this Agreement and supersedes all prior understandings and agreements, whether written or oral, among the parties with respect to such subject matter.

      If the foregoing correctly sets forth the understanding between the Placement Agent and the Company, please so indicate in the space provided below for that purpose. The undersigned parties hereto have caused this Agreement to be duly executed by their authorized representatives, pursuant to corporate board approval and intend to be legally bound.


   Manaris Corporation                      MIDTOWN PARTNERS & CO., LLC.


  By: /s/ John Fraser                       By: /s/ Bruce Jordan
      ---------------                           ----------------

  John Fraser, President and                Bruce Jordan, President
  Chief Executive Officer